Supplement to Spinnaker Prospectus
                         Supplement dated March 3, 2000
                       to Prospectus dated April 30, 1999


INVESCO VIF - Realty Fund changed its name to INVESCO VIF - Real Estate Opportunity Fund on February 15, 2000. As a result of this change, any references to the INVESCO VIF - Realty Fund or INVESCO VIF - Realty Portfolio in this prospectus are hereby changed respectively to reflect the new name, INVESCO VIF - Real Estate Opportunity Fund.